UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 18, 2009

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 1, 2009 Bio-Rad Laboratories Inc. and all subsidiaries (referred to in this report as “Bio-Rad,” or “we”) adopted Statement of Financial Accounting Standard (SFAS) 160, Noncontrolling Interests in Consolidated Financial Statements.  SFAS 160 established new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary.  It clarified that a noncontrolling interest in a subsidiary (minority interest) is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements and separate from the parent company’s equity.  This statement also requires disclosure, on the face of the consolidated statement of income, of the amounts of consolidated net income attributable to the parent and to the noncontrolling interests.   These presentation and disclosure requirements have been retrospectively applied to all periods presented.

In June 2008, the Financial Accounting Standards Board issued FSP No. Emerging Issues Task Force (EITF) 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.  FSP No. EITF 03-6-1 concluded that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share (EPS) pursuant to the two-class method.  This FSP became effective for us on January 1, 2009, at which time we adopted the FSP. As our unvested restricted shares qualify as participating securities, we have included these shares in the computation of EPS retrospectively for all periods presented ..

Exhibit 99.1 to this Current Report on Form 8-K includes the information initially presented under Item 6 – Selected Financial Data, Item 7- Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Item 8 – Financial Statements and Supplementary Data as presented in Exhibit 13.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”).  Each such item has been revised to reflect the retrospective adoption of SFAS 160 and FSP No. EITF 03-6-1 for all periods presented.

The information in Exhibit 99.1 to this Current Report on Form 8-K does not reflect events or developments that occurred after February 25, 2009, and does not modify or update the disclosures in the Form 10-K in any way, other than to reflect the adoption of SFAS 160 and FSP No. EITF 03-6-1 as described above.  The information in Exhibit 99.1 to this Current Report on Form 8-K should be read in conjunction with the Form 10-K and any documents filed by Bio-Rad under the Securities Exchange Act of 1934, as amended, subsequent to February 25, 2009.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1

Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Revised Financial Statements and Supplementary Data for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	May 18, 2009	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1

Revised Selected Financial Data, Revised Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Revised Financial Statements and Supplementary Data for the year ended December 31, 2008.